UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2007 (April 17, 2007)

T-3 ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware		76-0697390
(State or other jurisdiction of incorporation or organization)	Commission File No.: 000-19580	(IRS Employer Identification No.)

7135 Ardmore, Houston, Texas 77054

(Address of principal executive offices and zip code)

(713) 996-4110

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On April 17, 2007, T-3 Energy Services, Inc. (the “Company”) entered into an underwriting agreement among the Company, First Reserve Fund VIII, L.P. (the “Selling Stockholder”) and the underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company will sell 869,617 shares of its common stock, par value $.001 per share (“Common Stock”), and the Selling Stockholder will sell 4,242,883 shares of Common Stock pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-140254), as amended and supplemented by the prospectus supplement dated April 17, 2007.

The Selling Stockholder has granted the Underwriters a 30-day option to purchase up to 636,433 additional shares of Common Stock and the Company has granted the Underwriters a 30-day option to purchase up to 130,442 additional shares of Common Stock, at the public offering price to cover over-allotments, if any. Of the up to 636,433 shares to be sold by the Selling Stockholder upon the exercise of the Underwriters’ over-allotment option, 313,943 shares underlie exercisable warrants to purchase Common Stock for $12.80 per share.

Subject to customary conditions to closing, the transactions contemplated by the Underwriting Agreement will be consummated on April 23, 2007.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE

On April 17, 2007, the Company issued a press release announcing that it had priced its previously announced public offering of 5,112,500 shares of the Company’s common stock, including 869,617 shares of Common Stock to be sold by the Company, and an additional 4,242,883 shares to be sold by the Selling Stockholder. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 7.01 by reference.

This report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

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EXHIBIT NUMBER	DESCRIPTION
1.1	Underwriting Agreement, dated April 17, 2007, among T-3 Energy Services, Inc., First Reserve Fund VIII, L.P. and the underwriters named on Schedule I thereto.

99.1	Press release issued April 17, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 Energy Services, Inc.

By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

Date: April 18, 2007

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
1.1	Underwriting Agreement, dated April 17, 2007, among T-3 Energy Services, Inc., First Reserve Fund VIII, L.P. and the underwriters named on Schedule I thereto.

99.1	Press Release issued April 17, 2007.

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